Exhibit 99

                            Joint Filer Information

Name:             Milestone Holding One, Inc.

Address:          c/o Corporation Trust Center
                  1209 Orange Street
                  Wilmington, Delaware 19801

Designated Filer: Group 4 Falck A/S

Relationship to
Designated Filer: Group 4 Falck A/S owns all of the issued and outstanding capital stock of Milestone Holding One, Inc.

Issuer and
Ticker Symbol:    Wackenhut Corrections Corporation (WHC)

Nature of
Beneficial
Ownership:        Indirect, through its direct ownership of The Wackenhut
                  Corporation and its indirect ownership of Tuhnekcaw, Inc.
                  See below.

Date of Event
Requiring
Statement:        July 9, 2003

Signature:                    MILESTONE HOLDING ONE, INC.

                              By:    /s/ Lars Norby Johansen
                              Name:  Lars Norby Johansen
                              Title: President and CEO, Group 4 Falck

                              By:    /s/ Soren Lundsberg-Nielsen
                              Name:  Soren Lundsberg-Nielsen
                              Title: Group General Counsel, Group 4 Falck

                              Dated: July 9, 2003

Name:             The Wackenhut Corporation

Address:          4200 Wackenhut Drive, #100
                  Palm Beach Gardens, Florida 33410

Designated Filer: Group 4 Falck A/S

Relationship to
Designated Filer: Group 4 Falck A/S is the indirect parent company of The
                  Wackenhut Corporation.

Issuer and
Ticker Symbol:    Wackenhut Corrections Corporation (WHC)

Nature of
Beneficial
Ownership:        Indirect, through its direct ownership of Tuhnekcaw, Inc.
                  See below.

Date of Event
Requiring
Statement:        July 9, 2003

Signature:                    THE WACKENHUT CORPORATION

                              By:    /s/ Lars Norby Johansen
                              Name:  Lars Norby Johansen
                              Title: President and Chief Executive Officer,
                                     Group 4 Falck

                              By:    /s/ Soren Lundsberg-Nielsen
                              Name:  Soren Lundsberg-Nielsen
                              Title: Group General Counsel, Group 4 Falck

                              Dated: July 9, 2003

Name:             Tuhnekcaw, Inc.

Address:          300 Delaware Avenue, Ste 900
                  Wilmington, Delaware 19801

Designated Filer: Group 4 Falck A/S

Relationship to
Designated Filer: Group 4 Falck A/S is the indirect parent company of
                  Tuhnekcaw, Inc.

Issuer and
Ticker Symbol:    Wackenhut Corrections Corporation (WHC)

Nature of
Beneficial
Ownership:        Direct.

Date of Event
Requiring
Statement:        July 9, 2003


Signature:                    TUHNEKCAW, INC.

                              By:    /s/ Lars Norby Johansen
                              Name:  Lars Norby Johansen
                              Title: President and Chief Executive Officer,
                                     Group 4 Falck

                              By:    /s/ Soren Lundsberg-Nielsen
                              Name:  Soren Lundsberg-Nielsen
                              Title: Group General Counsel, Group 4 Falck

                              Dated: July 9, 2003